EXHIBIT 10.8

AMENDMENT NUMBER ONE
to the
Letter Agreement
dated as of January 1, 2002
by and among
NEW CENTURY MORTGAGE CORPORATION
NC CAPITAL CORPORATION
and
SALOMON BROTHERS REALTY CORP.

This AMENDMENT NUMBER ONE (this “Amendment”) is made this 23rd day of December, 2002, among NEW CENTURY MORTGAGE CORPORATION, having an address at 18400 Von Karman, Irvine, California 92612 (“New Century”), NC CAPITAL CORPORATION, having an address at 18400 Von Karman, Irvine, California 92612 (“NCCC”) and SALOMON BROTHERS REALTY CORP., having an address at 390 Greenwich Street, New York, New York 10013 (“SBRC”) to the LETTER AGREEMENT, dated as of January 1, 2002, among New Century, NCCC and SBRC (the “Letter Agreement”).

RECITALS

WHEREAS, New Century and NCCC have requested that SBRC agree to amend the Letter Agreement to extend the term thereof and to make such additional modifications to the Letter Agreement as more expressly set forth below and SBRC has agreed to such request.

WHEREAS, as of the date of this Amendment, each of New Century and NCCC represents to SBRC that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Letter Agreement and the Purchase and Sale Agreement, dated as of January 1, 2002, among NCCC, New Century and SBRC (the “Purchase and Sale Agreement”) and is not in default under the Letter Agreement or the Purchase and Sale Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.    Effective as of December 23, 2002, Paragraph 1(a) of the Letter Agreement is hereby amended by being deleted in its entirety and replaced with the following:

“(a) In General. SBRC agrees to make available to NCCC and New Century the Financing Line from January 1, 2002 until December 31, 2003; provided, however, that the availability of the Financing Line may be extended beyond December 31, 2003 by mutual agreement among the parties hereto. The amount of Mortgage Loans on the Financing Line at any time shall not exceed $650,000,000; provided, however, that New Century shall have the option to increase the amount of Mortgage Loans on the Financing Line at any one time to an amount not in excess of $800,000,000; provided, further, however, that any increase in the amount of Mortgage Loans on the Financing Line in excess of $650,000,000 shall take into account the Purchase Price paid by SBRC under the Master Repurchase Agreement (the “Repurchase Agreement”), dated as of May 30, 2002, between Salomon Brothers Realty Corp., as Buyer and New Century Funding SB-1, as Seller such that sum of the amount of Mortgage Loans on the Financing Line plus the Purchase Price paid by SBRC under the Repurchase Agreement shall not at any time exceed $800,000,000.”

SECTION 2.    Effective as of December 23, 2002, Paragraph 1(c) of the Letter Agreement is hereby amended by adding the following clause (v) to the end thereof:

“(v) No Termination Event has occurred and is continuing and, in SBRC’s good faith judgement, no material adverse change has occurred and is continuing with respect to the business, properties, assets or condition (financial or otherwise) of NCCC;”

SECTION 3.    Effective as of December 23, 2002, Paragraph 2 of the Letter Agreement is hereby amended as follows:

(a)  The first sentence of the second paragraph of Paragraph 2(a) of the Letter Agreement shall be deleted in its entirety and replaced with the following:

“Except as described below, the “Purchase Price” with respect to each Mortgage Loan and related servicing rights which conforms to the Underwriting Standards of New Century which were most recently reviewed and approved by SBRC and which is not a Special Risk Mortgage Loan (as defined in Section 2(b) hereof), a High Balance/High LTV Mortgage Loan (as defined in Section 2(c) hereof) or a Fallout Mortgage Loan (as defined in Section 2(d) hereof) (a “Standard Mortgage Loan”) shall be equal to the lesser of (i) 100.00% of the unpaid principal balance of such Standard Mortgage Loan and (ii) the fair market value of such Standard Mortgage Loan in SBRC’s sole discretion.”

(b)  The third paragraph of Paragraph 2(a) shall be deleted in its entirety and replaced with the following:

“The repurchase price shall reflect the agreed upon return to SBRC for providing the Financing Line (the “Financing Cost”). With respect to any Mortgage Loan subject to the Financing Line, the Financing Cost shall equal One Month LIBOR (as defined herein) plus 0.67%. NCCC shall retain principal and interest on any Mortgage Loans subject to the Financing Line.”

(c)  The fifth paragraph of Paragraph 2(a) shall be deleted in its entirety and replaced with the following:

“The Financing Line at any one time shall be initially limited to $650,000,000 in amount of Mortgage Loans and shall have a term of one month; provided, however, New Century shall have the option to increase the amount of Mortgage Loans on the Financing Line at any one time to an amount not in excess of$800,000,000; provided, further, however, that any increase in the amount of Mortgage Loans on the Financing Line in excess of $650,000,000 shall take into account the Purchase Price paid by SBRC under the Repurchase Agreement such that sum of the amount of Mortgage Loans on the Financing Line plus the Purchase Price paid by SBRC under the Repurchase Agreement shall not at anytime exceed $800,000,000.”

SECTION 4.    Effective as of December 23, 2002, Paragraph 4(b) of the Letter Agreement is hereby amended by deleting clause (i) thereof in its entirety and replacing it with the following:

“(i) Reserved;”

SECTION 4.    Fees and Expenses.    NCCC agrees to pay to SBRC all fees and out of pocket expenses incurred by SBRC in connection with this Amendment (including all reasonable fees and out of pocket costs and expenses of SBRC’s legal counsel incurred in connection with this Amendment Number One), in accordance with Paragraph 5(i) of the Letter Agreement.

SECTION 5.    Defined Terms.    Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Letter Agreement.

SECTION 6.    Representations.    In order to induce SBRC to execute and deliver this Amendment Number One, NCCC and New Century hereby represents to SBRC that as of the date hereof, after giving effect to this Amendment Number One, each of NCCC and New Century is in full compliance with all of the terms and conditions of the Letter Agreement and the Purchase and Sale Agreement and no Termination Event or material adverse change has occurred under the Letter Agreement and no Seller default or Seller Event of Default has occurred under the Purchase and Sale Agreement.

SECTION 7.    Limited Effect.    This Amendment Number One shall become effective upon the execution hereof by the parties hereto. Except as expressly amended and modified by this Amendment Number One, the Letter Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number One need not be made in the Letter Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Letter Agreement, any reference in any of such items to the Letter Agreement being sufficient to refer to the Letter Agreement as amended hereby.

SECTION 8.    GOVERNING LAW.    THIS AMENDMENT NUMBER ONE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 9.    Counterparts.    This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, NCCC, New Century and SBRC have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the day and year first above written.

SALOMON BROTHERS REALTY CORP.

By:	/s/ EVAN J. MITNICK
Name: Title: Vice President

NC CAPITAL CORPORATION

By:	/s/ KEVIN CLOYD
Name: Title: President

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ KEVIN CLOYD
Name: Title: Senior Vice President

The undersigned Guarantor under the Limited Guaranty dated as of January 1, 2002, hereby acknowledges and agrees to the amendment and modification to the Letter Agreement made pursuant to this Amendment Number One.

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ KEVIN CLOYD
Name: Title: Senior Vice President

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